UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2020

SANCHEZ ENERGY CORPORATION

(Exact Name of Company as Specified in its Charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

Not Applicable

Former Name, Former Address or Former Fiscal Year,
If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

As previously disclosed, on August 11, 2019, Sanchez Energy Corporation (the “Company”) and certain of its subsidiaries, consisting of SN Palmetto, LLC, SN Marquis LLC, SN Cotulla Assets, LLC, SN Operating, LLC, SN TMS, LLC, SN Catarina, LLC, Rockin L Ranch Company, LLC, SN Payables, LLC, SN EF Maverick, LLC and SN UR Holdings, LLC (collectively with the Company, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are jointly administered under the caption In re Sanchez Energy Corporation, Case No. 19-34508 (the “Chapter 11 Cases”).

On April 30, 2020, the Bankruptcy Court entered the Order Approving Disclosure Statement and Confirming Second Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and Its Debtor Affiliates (the “Confirmation Order”), which approved and confirmed the Second Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and Its Debtor Affiliates (as amended, modified or supplemented from time to time, the “Plan”). The Plan is attached to the Confirmation Order as Exhibit 1.

The Debtors expect that the effective date (the “Effective Date”) of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied. Although the Debtors are targeting occurrence of the Effective Date as soon as reasonably practicable, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan and the Plan Supplement (as defined in the Plan) prior to the Effective Date.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein.

The Plan of Reorganization and Treatment of Claims and Interests

The Plan contemplates the following treatment of claims against and interests in the Debtors:

•	Class 1 – Other Secured Claims: holders of secured claims, other than DIP Claims (as defined in the Plan) and Secured Notes Claims (as defined below), will receive, at the option of the applicable Debtor, (i) payment in full in cash, (ii) delivery of the collateral securing any such secured claim and payment of any interest required under section 506(b) of the Bankruptcy Code, (iii) reinstatement of such secured claim, or (iv) other treatment rendering such secured claim unimpaired;

•	Class 2 – Other Priority Claims: holders of claims entitled to priority in right of payment under section 507(a) of the Bankruptcy Code, to the extent such Claim has not already been paid during the Chapter 11 Cases, other than an Administrative Claim (as defined in the Plan) or a Priority Tax Claim (as defined in the Plan), will receive (i) cash in an amount equal to such claim or (ii) other treatment rendering such claim unimpaired;

•	Class 3 – DIP Claims: holders of DIP Claims (other than DIP Fee Claims (as defined in the Plan)) will receive their pro rata share of (i) 20% of the new common stock (the “New Common Stock”) in the reorganized Company (“Reorganized Sanchez”), and (ii) the remaining 80% of the New Common Stock (such remaining 80%, the “Post-Effective Date New Common Stock”) to the extent not allocated to holders of claims in Class 4 and/or 5 described below, based on the outcome of the Lien-Related Litigation (as defined in the Plan);

•	Class 4 – Secured Notes Claims: holders of secured claims in connection with the Company’s 7.25% Senior Secured First Lien Notes due 2023 or the Final DIP Order (as defined in the Plan) (collectively, the “Secured Notes Claims”) (other than DIP Fee Claims) will receive their pro rata share of the Post-Effective Date New Common Stock, if any, allocated to the Secured Notes Claims based on the outcome of the Lien-Related Litigation;

•	Class 5 – General Unsecured Claims: holders of claims arising from general unsecured obligations against the Debtors will receive their pro rata share of the Post-Effective Date New Common Stock, if any, allocated to such holders based on the outcome of the Lien-Related Litigation;

•	Class 6 – Intercompany Claims: claims held by a Debtor against another Debtor will be, at the election of the Debtors, (i) reinstated, (ii) compromised, (iii) released, or (iv) offset, contributed, and/or distributed to the applicable Debtor;

•	Class 7 – Intercompany Interests: interests in a Debtor other than the Company will receive no recovery or distributions and be reinstated or contributed to the applicable Debtor solely to maintain the Debtors’ corporate structure;

•	Class 8 – Existing Company Preferred Interests: holders of the Company’s existing (i) 4.875% Convertible Perpetual Preferred Stock, Series A, with a par value of $0.01 per share (the “Existing Series A Preferred Stock”), and (ii) 6.500% Convertible Perpetual Preferred Stock, Series B, with a par value of $0.01 per share (the “Existing Series B Preferred Stock,” and together with the Existing Series A Preferred Stock, the “Existing Preferred Stock”), will not receive any distribution on account of such interests, which will be canceled, released, and extinguished as of the Effective Date, and will be of no further force or effect;

•	Class 9 – Existing Company Common Interests: holders of the Company’s existing common stock (the “Existing Common Stock”) will not receive any distribution on account of such interests, which will be canceled, released, and extinguished as of the Effective Date, and will be of no further force or effect; and

•	Class 10 – Section 510(b) Claims: holders of claims subject to subordination under section 510(b) of the Bankruptcy Code will not receive any distribution on account of such claims, which will be canceled, released, and extinguished as of the Effective Date, and will be of no further force or effect.

Unless otherwise specified, the treatment set forth in the Plan and the Confirmation Order will be in full satisfaction of all claims against and interests in the Debtors, which will be discharged on the later of the Effective Date and the date such claim or interest becomes an allowed claim or allowed interest or as soon as reasonably practicable thereafter.

Additional information regarding the classification and treatment of claims and interests can be found in Article III of the Plan.

Capital Structure

The Existing Common Stock and Existing Preferred Stock outstanding prior to the Effective Date will be canceled, in each case, as provided in the Plan. As of the date of the Confirmation Order, there were 102,331,639 shares of the Existing Common Stock issued and outstanding, 436,352 shares of the Existing Series A Preferred Stock issued and outstanding and 1,635,296 shares of the Existing Series B Preferred Stock issued and outstanding.

As of the Effective Date, or as soon as reasonably practicable thereafter, Reorganized Sanchez will issue the New Common Stock to the holders of claims in Class 3 described above. The Post-Effective Date New Common Stock will be issued based on the outcome of the Lien-Related Litigation. Under the Plan, the organizational documents and new stockholders’ agreement of Reorganized Sanchez will become effective on the Effective Date or as soon as reasonably practicable thereafter. The Confirmation authorizes Reorganized Sanchez to issue shares of New Common Stock pursuant to the Plan. The shares of New Common Stock issued pursuant to the Plan will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by section 1145 of the Bankruptcy Code or, only to the extent such exemption under section 1145 of the Bankruptcy Code is not available, any other available exemption from registration under the Securities Act and such similar federal, state and local laws.

Management Incentive Plan

The Plan authorizes the board of directors of Reorganized Sanchez (the “Reorganized Sanchez Board”) to implement a management incentive plan for officers and directors of the reorganized Debtors on terms to be determined by the Reorganized Sanchez Board.

Directors and Officers of Reorganized Sanchez

The composition and membership of the initial Reorganized Sanchez Board shall be designated by the Secured Ad Hoc Group (as defined in the Plan) in the manner set forth in the Plan Supplement. The Secured Ad Hoc Group has proposed, as set forth in the Plan Supplement, that (i) Nathan H. Van Duzer, as the designee of holders of New Common Stock who are advised, sub-advised or managed by Fidelity Management & Research Company LLC or its affiliate, Wilson Handler, as the designee of holders of New Common Stock who are advised, sub-advised or managed by Apollo Management Holdings, L.P. or its affiliate, and an independent director to be selected will serve as members of the Reorganized Sanchez Board, (ii) Cameron W. George will serve as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer of Reorganized Sanchez and (iii) Gregory B. Kopel will serve as Executive Vice President, General Counsel and Secretary of Reorganized Sanchez. Mr. George currently serves as Executive Vice President and Chief Financial Officer of the Company and Mr. Kopel currently serves as Executive Vice President, General Counsel and Secretary of the Company.

Releases and Exculpations

The Plan provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article VIII of the Plan.

Certain Financial Information Regarding the Debtors

Certain financial information regarding the Debtors as of the most recent practicable date was included in the Monthly Operating Report for the period beginning March 1, 2020 and ending March 31, 2020 (the “March Monthly Operating Report”), which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company or any of its subsidiaries. The March Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The March Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the March Monthly Operating Report is complete. Results set forth in the March Monthly Operating Report should not be viewed as indicative of future results.

Item 7.01. Regulation FD Disclosure.

On April 30, 2020, the Debtors filed with the Bankruptcy Court their March Monthly Operating Report. The March Monthly Operating Report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on certain assumptions we made based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “forecast,” “budget,” “guidance,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. These include risks described in our Annual Report on Form 10-K for the year ended December 31, 2018 and other filings with the U.S. Securities and Exchange Commission (the “SEC”), available at the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. In light of these risks, uncertainties and assumptions, the events anticipated by our forward-looking statements may not occur, and, if any of such events do, we may not have correctly anticipated the timing of their occurrence or the extent of their impact on our actual results. Accordingly, you should not place any undue reliance on any of our forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Second Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and Its Debtor Affiliates (incorporated by reference to Exhibit 1 of the Confirmation Order attached as Exhibit 99.1 hereto).

99.1	Order Approving Disclosure Statement and Confirming Second Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and Its Debtor Affiliates.

99.2	March Monthly Operating Report for the period ended March 31, 2020, filed with the U.S. Bankruptcy Court for the Southern District of Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

By:	/s/ Cameron W. George
Name: Title:	Cameron W. George Executive Vice President and Chief Financial Officer

Dated:	May 6, 2020